                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     February 24, 1999
                                                --------------------------------

                            VINTAGE PETROLEUM, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                        1-10578                      73-1182669
------------------             ----------------              -------------------
 (State or other               (Commission File                (IRS Employer
 jurisdiction of                    Number)                  Identification No.)
 incorporation)


4200 One Williams Center, Tulsa, Oklahoma                    74172
-----------------------------------------             --------------------------
 (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   -----------------------------


                                Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events.
          ------------

          A copy of the Registrant's press release dated February 24, 1999, is attached as an exhibit hereto and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.

               99 Press release dated February 24, 1999, issued by the Registrant.



                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VINTAGE PETROLEUM, INC.



Date:  February 25, 1999        By: /s/ Michael F. Meimerstorf
                                   ---------------------------------------------
                                   Michael F. Meimerstorf
                                   Vice President and Controller

                                 Exhibit Index



Exhibit
Number                           Description
------         -----------------------------------------------------------------

99             Press release dated February 24, 1999, issued by the Registrant.